Exhibit 99.1

Taboola Reports Strong Q1 2025 Financial Results;
Results Above High-End of Guidance Across All Key Metrics

NEW YORK, May 7, 2025 (GLOBE NEWSWIRE) -- Taboola (Nasdaq: TBLA), a global leader in delivering performance at scale for advertisers, today announced its results for the first quarter ended March 31, 2025.

“We’re pleased to start the year off strong, coming in above our guidance across all key metrics,” said Adam Singolda, CEO of Taboola. “We’re building real momentum — fueled by disciplined execution, traction on our Realize platform, and a deep belief in our long-term opportunity. We’ll continue to invest where we see growth, return capital through share repurchases, and stay focused on becoming the leader in performance advertising beyond search and social.”

First Quarter 2025 Financial Results
(All comparisons are to the first quarter of 2024 unless otherwise noted.)
•
Revenues of $427 million, an increase of 3%. Revenues were primarily driven by 9% growth in Scaled Advertisers partially offset by a 3% decline in Average Revenue per Scaled Advertiser. Q1 revenue growth primarily reflects broad-based growth, including growth in our existing Native business.

•
Gross Profit of $119 million, an increase of 10%.  ex-TAC Gross Profit was $152 million, an increase of 9%, including a (0.7%) impact from currency. ex-TAC Gross Profit was primarily driven by growth in advertising spend as well as a mix shift to higher margin digital property partners.

•
Operating loss was $6 million, improved from an operating loss of $18 million. Ratio of net loss to gross profit improved to (7.3%) from (24%). Adjusted EBITDA was $36 million, up 53%. Adjusted EBITDA margins expanded to 23.7% from 16.9%. Adjusted EBITDA growth was primarily driven by ad spend growth and continued cost discipline.

•
Cash flow generated by operating activities was $48 million, compared to $32 million. Free Cash Flow was $36 million, compared to $27 million. Increases in cash flow provided by operating activities and free cash flow were primarily due to strong collections, lower publisher prepayments, and continued cost discipline.

Second Quarter and Full Year 2025 Guidance
For the Second Quarter and Full Year 2025, the Company currently expects (dollars in millions):

	Q2 2025 Guidance	FY 2025 Guidance
Unaudited
Revenues	$438 - $458	$1,838 - $1,888
Gross profit	$124 - $134	$536 - $552
ex-TAC Gross Profit*	$156 - $166	$674 - $690
Adjusted EBITDA*	$38 - $44	$201 - $209
Non-GAAP Net Income (Loss)*	$26 - $32	$122 - $128

Although we provide guidance for Adjusted EBITDA and Non-GAAP Net Income (Loss), we are not able to provide guidance for projected net income (loss), the most directly comparable GAAP measure. See Appendix: Non-GAAP Guidance Reconciliation for further information.

Webcast & Conference Call
Taboola’s senior management team will discuss the Company's earnings on a call that can be accessed via webcast at https://investors.taboola.com.

To access the call by phone, please go to this link to register at https://register-conf.media-server.com/register/BIacaf2c7404e543c8b93182315564cfb5 and you will be provided with dial in details. The webcast will be available for replay for one year, through the close of business on May 7, 2026.

*About Non-GAAP Financial Information
This press release includes ex-TAC Gross Profit, Adjusted EBITDA, Ratio of Adjusted EBITDA to ex-TAC Gross Profit, Free Cash Flow, Non-GAAP Net Income (Loss), which are non-GAAP financial measures. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenues, gross profit, net income (loss), cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes non-GAAP financial measures provide useful supplemental information to management and investors regarding future financial and business trends relating to the Company. The Company believes that the use of these measures provides an additional tool for investors to use in evaluating operating results and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations because they reflect the exercise of judgments by management about which items are excluded or included in calculating them, which may vary from period to period. Please refer to the appendix at the end of this press release for reconciliations to the most directly comparable measures in accordance with GAAP.

Note Regarding Forward-Looking Statements
Certain statements in this press release are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Taboola.com Ltd. (the “Company”). In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “guidance”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “target”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Uncertainties and risk factors that could affect the Company’s future performance and cause results to differ from the forward-looking statements in this press release include, but are not limited to: the Company’s ability to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; changes in applicable laws or regulations; the degree to which, or whether, Realize can achieve its intended performance objectives and attract, retain and grow advertisers and advertising spending; the Company’s estimates of expenses and profitability and underlying assumptions with respect to accounting presentations and purchase price and other adjustments; the extent to which we will buyback any of our shares pursuant to authority granted by the Company’s Board of Directors, which may depend upon market and economic conditions, other business opportunities and priorities, satisfying required conditions under the Israeli Companies Law and the Companies Regulations or other factors; the ability to attract new digital properties and advertisers; ability to meet minimum guarantee requirements in contracts with digital properties; intense competition in the digital advertising space, including with competitors who have significantly more resources; ability to grow and scale the Company’s ad and content platform through new relationships with advertisers and digital properties; ability to secure high quality content from digital properties; ability to maintain relationships with current advertiser and digital property partners; ability to prioritize investments to improve profitability and free cash flow; ability to make continued investments in the Company’s AI-powered technology platform; the need to attract, train and retain highly-skilled technical workforce; changes in the regulation of, or market practice with respect to, “third party cookies” and its impact on digital advertising; continued engagement by users who interact with the Company’s platform on various digital properties; reliance on a limited number of partners for a significant portion of the Company’s revenue; changes in laws and regulations related to privacy, data protection, advertising regulation, competition and other areas related to digital advertising; ability to enforce, protect and maintain intellectual property rights; the potential or expected impact of tariffs on advertising spend, consumer and business sentiment, and the general economic environment; risks related to the fact that we are incorporated in Israel and governed by Israeli law; the potential impacts of the war in Israel to the Company’s operations; and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 under Part 1, Item 1A “Risk Factors” and in the Company’s subsequent filings with the Securities and Exchange Commission.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no duty to update these forward-looking statements except as may be required by law.

About Taboola
Taboola empowers businesses to grow through performance advertising technology that goes beyond search and social and delivers measurable outcomes at scale.

Taboola works with thousands of businesses who advertise directly on Realize, Taboola’s powerful ad platform, reaching approximately 600 million daily active users across some of the best publishers in the world. Publishers like NBC News, Yahoo, and OEMs such as Samsung, Xiaomi and others use Taboola’s technology to grow audience and revenue, enabling Realize to offer unique data, specialized algorithms, and unmatched scale.

Investor Contacts:
Jessica Kourakos
Aadam Anwar
investors@taboola.com

Press Contact:
Dave Struzzi
press@taboola.com

First Quarter 2025 Financial Results
The following table summarizes our consolidated financial results for the Three Months Ended March 31, 2025 and 2024:

(dollars in millions, except per share data)	Three months ended March 31,
	2025	2024
	Unaudited
Revenues	$427.5	$414.0
Gross profit	$119.3	$109.0
Net Income (loss)	$(8.8)	$(26.2)
EPS diluted (1)	$(0.03)	$(0.08)
Ratio of net loss to gross profit	(7.3)%	(24.0)%
Cash flow provided by operating activities	$48.1	$32.4
Cash, cash equivalents, short-term deposits and investments	$216.2	$181.0

Non-GAAP Financial Data *
ex-TAC Gross Profit	$151.7	$138.9
Adjusted EBITDA	$35.9	$23.5
Non-GAAP Net Income (Loss)	$25.0	$3.8
Ratio of Adjusted EBITDA to ex-TAC Gross Profit	23.7%	16.9%
Free Cash Flow	$36.1	$26.8

(1)
The weighted-average shares used in the computation of the diluted EPS for the three months ended March 31, 2025 and 2024 are 341,960,999 and 345,502,643, respectively. The weighted-average shares for the three months ended March 31, 2025 and 2024, included 298,323,708 and 300,303,941 Ordinary shares, and 43,637,291 and 45,198,702 Non-voting Ordinary shares, respectively.

Second Quarter and Full Year 2025 Guidance
For the Second Quarter and Full Year 2025, the Company currently expects (dollars in millions):

	Q2 2025 Guidance	FY 2025 Guidance
Unaudited
(dollars in millions)
Revenues	$438 - $458	$1,838 - $1,888
Gross profit	$124 - $134	$536 - $552
ex-TAC Gross Profit*	$156 - $166	$674 - $690
Adjusted EBITDA*	$38 - $44	$201 - $209
Non-GAAP Net Income (Loss)*	$26 - $32	$122 - $128

CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands, except share and per share data

	March 31,	December 31,
	2025	2024
	Unaudited
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$216,223	$226,583
Short-term investments	—	3,780
Restricted deposits	200	200
Trade receivables (net of allowance for credit losses of $12,458 and $11,815 as of March 31, 2025 and December 31, 2024, respectively) (1)	304,914	370,110
Prepaid expenses and other current assets	56,577	55,328
Total current assets	577,914	656,001
NON-CURRENT ASSETS
Long-term prepaid expenses	24,385	25,193
Commercial agreement asset	282,583	286,619
Restricted deposits	1,462	1,462
Operating lease right of use assets	81,708	58,997
Property and equipment, net	75,479	69,388
Intangible assets, net	51,320	65,067
Goodwill	555,931	555,931
Total non-current assets	1,072,868	1,062,657
Total assets	$1,650,782	$1,718,658

(1)	Includes related party trade receivables of $48,584 and $76,677, as of March 31, 2025 and December 31, 2024, respectively.

CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands, except share and per share data

	March 31,	December 31,
	2025	2024
	Unaudited
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Trade payables (2)	$279,510	$309,229
Short-term operating lease liabilities	26,304	21,881
Accrued expenses and other current liabilities	131,455	154,472
Current maturities of long-term loan	—	—
Total current liabilities	437,269	485,582
LONG-TERM LIABILITIES
Long-term loan and revolving credit facility	126,500	116,452
Long-term operating lease liabilities	60,672	42,561
Warrants liability	1,642	3,368
Deferred tax liabilities, net	2,377	5,497
Other long-term liabilities	14,113	13,292
Total long-term liabilities	205,304	181,170
COMMITMENTS AND CONTINGENCIES (Note 11)
SHAREHOLDERS' EQUITY
Ordinary shares with no par value - Authorized: 700,000,000 as of March 31, 2025 and December 31, 2024; 329,070,716 and 325,674,930 shares issued, and 284,444,554 and 293,134,865 shares outstanding as of March 31, 2025 and December 31, 2024, respectively	—	—
Non-voting Ordinary shares with no par value - Authorized: 46,000,000 as of March 31, 2025 and December 31, 2024; 45,198,702 shares issued, and 40,054,344 and 44,210,406 shares outstanding as of March 31, 2025 and December 31, 2024, respectively	—	—
Treasury Ordinary shares, at cost - 49,770,520 (44,626,162 Ordinary shares and 5,144,358 Non-voting Ordinary shares) and 33,528,361 (32,540,065 Ordinary shares and 988,296 Non-voting Ordinary shares) as of March 31, 2025 and December 31, 2024, respectively	(179,624)	(130,117)
Additional paid-in capital	1,351,576	1,335,825
Accumulated other comprehensive income (loss)	(773)	418
Accumulated deficit	(162,970)	(154,220)
Total shareholders' equity	1,008,209	1,051,906
Total liabilities and shareholders' equity	$1,650,782	$1,718,658

(2)	Includes related party trade payables of $57,833 and $68,556, as of March 31, 2025 and December 31, 2024, respectively.

CONSOLIDATED STATEMENTS OF LOSS
U.S. dollars in thousands, except share and per share data

	Three months ended March 31,
	2025	2024
	Unaudited
Revenues (1)	$427,493	$414,008
Cost of revenues:
Traffic acquisition cost (2)	279,797	275,120
Other cost of revenues	28,389	29,935
Total cost of revenues	308,186	305,055
Gross profit	119,307	108,953
Operating expenses:
Research and development	35,956	36,249
Sales and marketing	65,890	67,608
General and administrative	23,723	23,329
Total operating expenses	125,569	127,186
Operating Loss	(6,262)	(18,233)
Finance expenses, net (3)	(4,500)	(3,638)
Loss before income taxes	(10,762)	(21,871)
Income tax benefit (expenses)	2,012	(4,287)
Net Loss	$(8,750)	$(26,158)

Net loss per share attributable to Ordinary and Non-voting Ordinary shareholders, basic and diluted	$(0.03)	$(0.08)
Weighted-average shares used in computing net loss per share attributable to Ordinary and Non-voting Ordinary shareholders, basic and diluted	341,960,999	345,502,643

(1)	Includes revenues from related party of $48,324 and $52,124, for the three months ended March 31, 2025 and 2024, respectively.
(2)	Includes traffic acquisition cost to related party of $82,159 and $73,611 for the three months ended March 31, 2025 and 2024, respectively.
(3)	Includes loss on extinguishment of debt of $6,597 for the three months ended March 31, 2025

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
U.S. dollars in thousands

	Three Months Ended March 31, 2025
	2025	2024
	Unaudited
Net Loss	$(8,750)	$(26,158)
Other comprehensive loss:
Unrealized losses on derivative instruments, net	(1,191)	(777)
Other comprehensive loss	(1,191)	(777)
Comprehensive loss	$(9,941)	$(26,935)

SHARE-BASED COMPENSATION BREAK-DOWN BY EXPENSE LINE
U.S. dollars in thousands

	Three months ended March 31,
	2025	2024
	Unaudited
Cost of revenues	$867	$1,011
Research and development	6,394	6,378
Sales and marketing	4,221	4,323
General and administrative	4,035	4,689
Total share-based compensation expenses	$15,517	$16,082

DEPRECIATION AND AMORTIZATION BREAK-DOWN BY EXPENSE LINE

U.S. dollars in thousands

	Three months ended March 31,
	2025	2024
	Unaudited
Cost of revenues	$8,699	$10,717
Research and development	531	887
Sales and marketing	11,263	13,518
General and administrative	177	199
Total depreciation and amortization expense	$20,670	$22,601

CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Three months ended March 31,
	2025	2024
	Unaudited
Cash flows from operating activities
Net Loss	$(8,750)	$(26,158)
Adjustments to reconcile net loss to net cash flows provided by operating activities:	—	—
Depreciation and amortization and write-offs	20,682	25,321
Share-based compensation expenses	15,517	16,401
Net gain from financing expenses	(1,038)	(408)
Revaluation of the Warrants liability	(1,726)	39
Amortization of loan and credit facility issuance costs	413	354
Amortization of premium and accretion of discount on short-term investments, net	—	142
Loss on extinguishment of debt	6,597	$—
Commercial agreement asset amortization	4,037	$—
Change in operating assets and liabilities:
Decrease in trade receivables, net (1)	65,196	22,068
Decrease in prepaid expenses and other current assets and long-term prepaid expenses	4,434	9,199
Decrease in trade payables (2)	(31,758)	(8,262)
Decrease in accrued expenses and other current liabilities and other long-term liabilities	(22,196)	(1,476)
Decrease in deferred taxes, net	(3,120)	(3,685)
Change in operating lease right of use assets	6,211	4,453
Change in operating lease liabilities	(6,388)	(5,593)
Net cash provided by operating activities	48,111	32,395
Cash flows from investing activities
Purchase of property and equipment, including capitalized internal-use software	(12,041)	(5,589)
Proceeds from business acquisition holdback liability	—	719
Proceeds from maturities of short-term investments	3,780	3,265
Net cash used in investing activities	(8,261)	(1,605)
Cash flows from financing activities
Issuance costs	(663)	(456)
Exercise of options and vested RSUs	705	1,809
Payment of tax withholding for share-based compensation expenses	(842)	(709)
Repurchase of ordinary shares and non-voting ordinary shares	(49,342)	(27,758)
Payments on account of repurchase of ordinary shares	(2,355)	(1,658)
Proceeds from revolving credit line, net of issuance costs	123,985	—
Repayment of Long-term loan	(122,736)	—
Net cash used in financing activities	(51,248)	(28,772)
Exchange rate differences on balances of cash and cash equivalents	1,038	408
Increase (decrease) in cash and cash equivalents	(10,360)	2,426
Cash and cash equivalents - at the beginning of the period	226,583	176,108
Cash and cash equivalents - at end of the period	$216,223	$178,534

(1)	Includes an increase (decrease) in related party trade receivables of $(28,093) and $29,694, for the three months ended March 31, 2025 and 2024, respectively.
(2)	Includes a decrease in related party trade payables of $(10,723) and $(22,480), for the three months ended March 31, 2025 and 2024, respectively.

CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands
	Three Months Ended March 31, 2025
	2025	2024
	Unaudited
Supplemental disclosures of cash flow information:
Cash paid during the year for:
Income taxes	$3,764	$3,243
Interest	$2,189	3,610
Non-cash investing and financing activities:
Purchase of property and equipment, including capitalized internal-use software	$1,895	$4,262
Share-based compensation included in capitalized internal-use software	$279	$606
Exercise of options and vested RSUs	$92	$—
Creation of operating lease right-of-use assets and operating lease liability	$28,922	$12

APPENDIX: Non-GAAP Reconciliation
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR THE THREE MONTHS ENDED MARCH 30, 2025 AND 2024 (UNAUDITED)

The following table provides a reconciliation of revenues to ex-TAC Gross Profit.

	Three Months Ended March 31, 2025
	2025	2024
	(dollars in thousands)
Revenues	$427,493	$414,008
Traffic acquisition cost (1)	279,797	275,120
Other cost of revenues	28,389	29,935
Gross profit	$119,307	$108,953
Add back: Other cost of revenues (1)	32,426	29,935
ex-TAC Gross Profit	$151,733	$138,888

1 The three months ended March 31, 2025 included $4,037 amortization expense of the non-cash based Commercial agreement asset. See Note 1b of Notes to the Unaudited Consolidated Interim Financial Statements.

The following table provides a reconciliation of net income (loss) to Adjusted EBITDA.

	Three Months Ended March 31, 2025
	2025	2024
	(dollars in thousands)
Net Loss	$(8,750)	$(26,158)
Adjusted to exclude the following:
Finance expenses, net	4,500	3,638
Income tax expenses (benefit)	(2,012)	4,287
Depreciation and amortization (1)	24,707	25,321
Share-based compensation expenses	15,518	13,756
Holdback compensation expenses (2)	—	2,645
Other costs (3)	1,972	0
Adjusted EBITDA	$35,935	$23,489

(1)
The three months ended March 31, 2025 included $4,037 amortization expense of the non-cash based Commercial agreement asset.  See Note 1b and Note 2 of the Notes to the Unaudited Consolidated Interim Financial Statements.

(2)	Represents share-based compensation due to holdback of Ordinary shares issuable under compensatory arrangements relating to Connexity acquisition.
(3)
The three months ended March 31, 2025 included $1,972 in professional and legal expenses related to a litigation matter in which the Company is the plaintiff and is not related to our ongoing business operations.

The following table provides a reconciliation of net income (loss) to Non-GAAP Net Income (loss).

	Three Months Ended March 31, 2025
	2025	2024
	(dollars in thousands)
Net Loss	$(8,750)	$(26,158)
Amortization of acquired intangibles (1)	17,783	15,935
Share-based compensation expenses	15,518	13,756
Holdback compensation expenses (2)	—	2,645
Other costs (3)	1,972	—
Revaluation of Warrants	(1,726)	39
Foreign currency exchange rate losses (4)	(1,524)	1,041
Income tax effects	(4,870)	(3,426)
Loss on extinguishment of debt (5)	6,597	—
Non-GAAP Net Income	$25,000	$3,832

(1)
The three months ended March 31, 2025 included $4,037 amortization expense of the non-cash based Commercial agreement asset. See Note 1b and Note 2 of the Notes to the Unaudited Consolidated Interim Financial Statements.

(2)	Represents share-based compensation due to holdback of Ordinary shares issuable under compensatory arrangements relating to Connexity acquisition.
(3)
The three months ended March 31, 2025 included $1,972 in professional and legal expenses related to a litigation matter in which the Company is the plaintiff and is not related to our ongoing business operations. See Note 1b of Notes to the Unaudited Consolidated Interim Financial Statements.

(4)
Represents foreign currency exchange rate gains or losses related to the remeasurement of monetary assets and liabilities to the Company’s functional currency using exchange rates in effect at the end of the reporting period.

(5)	See Note 8 of Notes to the Unaudited Consolidated Interim Financial Statements

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow.
	Three Months Ended March 31, 2025
	2025	2024
	(dollars in thousands)
Net cash provided by operating activities	$48,111	$32,395
Purchases of property and equipment, including capitalized internal-use software	(12,041)	(5,589)
Free Cash Flow	$36,070	$26,806

APPENDIX: Non-GAAP Guidance Reconciliation
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR Q2 2025 AND FULL YEAR 2025 GUIDANCE
(Unaudited)
The following table provides a reconciliation of projected Gross profit to ex-TAC Gross Profit.
	Q2 2025 Guidance	FY 2025 Guidance
Unaudited
(dollars in millions)
Revenues	$438 - $458	$1,838 - $1,888
Traffic acquisition cost	$(282) - ($292)	$(1,164) - ($1,198)
Other cost of revenues	$(32) - ($32)	$(138) - ($138)
Gross profit	$124 - $134	$536 - $552
Add back: Other cost of revenues	$(32) - ($32)	$(138) - ($138)
ex-TAC Gross Profit	$156 - $166	$674 - $690

Although we provide guidance for Adjusted EBITDA and Non-GAAP Net Income (Loss), we are not able to provide guidance for projected net income (loss), the most directly comparable GAAP measure. Certain elements of net income (loss), including share-based compensation expenses and warrant valuations, are not predictable due to the high variability and difficulty of making accurate forecasts. As a result, it is impractical for us to provide guidance on net income (loss) or to reconcile our Adjusted EBITDA and Non-GAAP Net Income (Loss) guidance without unreasonable efforts. Consequently, no disclosure of projected net income (loss) is included. For the same reasons, we are unable to address the probable significance of the unavailable information.